August 16, 2012

TOUCHSTONE STRATEGIC TRUST

Touchstone Moderate Growth Allocation Fund

Touchstone Growth Allocation Fund

Supplement to the Prospectus and Statement of Additional Information Date April 12, 2012, as Amended June 25, 2012

Notice of Change in Dividend Policy

On August 16, 2012 the Board of Trustees of the Touchstone Strategic Trust approved a change in the dividend policy of the Touchstone Moderate Growth Allocation Fund and the Touchstone Growth Allocation Fund from annual distribution of income to quarterly distribution of income.

Effective immediately, the following replaces the first paragraph under the section entitled “Distribution and Taxes” on Page 96 of the Prospectus and replaces the first paragraph under the section entitled “Dividends” on page 94 of the Statement of Additional Information:

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Touchstone Dynamic Equity Fund, Touchstone Emerging Growth Fund and Touchstone International Equity Fund distribute their income, if any, annually to shareholders.  The Touchstone Conservative Allocation Fund, Touchstone Balanced Allocation Fund, Touchstone Moderate Growth Allocation Fund and Touchstone Growth Allocation Fund distribute their income, if any, quarterly.  Each Fund makes distributions of capital gains, if any, at least annually.  If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54CC-TST-TGQAX-S3-1204

TSF-54CC-TST-TSMAX-S3-1204